Exhibit 10.4

SECOND AMENDMENT TO THE

REGISTRATION RIGHTS AGREEMENT OF

SUTHERLAND ASSET MANAGEMENT CORPORATION

THIS SECOND AMENDMENT (this “Amendment”), dated as of October 22, 2014, to the Registration Rights Agreement of Sutherland Asset Management Corporation (the “Company”), dated as of November 26, 2013, as amended on June 17, 2014 (the “Agreement”), is entered into by and among the Company and the Holders of Registrable Securities of the Company.  Capitalized terms used but not defined in this Amendment will have the definitions or meanings given to them in the Agreement.

WHEREAS, pursuant to Section 11(b) of the Agreement, the written consent of the Company and Holders that hold a majority of the Registrable Securities is required to amend the Agreement; and

WHEREAS, the Company and Holders that hold a majority of the Registrable Securities desire to amend the Agreement to amend the Trigger Date for the Special Election Meeting.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Section 2(a) of the Agreement shall be amended and replaced in its entirety with the following:

Mandatory Shelf Registration.  As set forth in Section 5 hereof, the Company agrees to file with the Commission as soon as reasonably practicable following the Closing Date (but in no event later than May 19, 2014), a shelf Registration Statement on Form S-11 or such other form under the Securities Act then available to the Company providing for the resale of any Registrable Shares pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”).  The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable but in no event later than (i) February 20, 2015 or (ii) if the Company completes its initial public offering pursuant to the IPO Registration Statement on or prior to February 19, 2015, the date that is sixty (60) days after the completion of such initial public offering.  Any Shelf Registration Statement shall provide for the resale from time to time of any and all Registrable Shares by the Holders pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers or a sale through brokers or agents, which may include sales over the internet).

2.              Section 2(b)(iv) of the Agreement shall be amended and replaced in its entirety with the following:

Shelf Registration not Impacted by IPO Registration Statement. The Company’s obligation to file a Shelf Registration Statement pursuant to Section 2(a) hereof shall not be affected by the filing or effectiveness of the IPO Registration Statement. In addition, the Company’s obligation to file and use its commercially reasonable efforts to cause to become and keep effective a Shelf Registration Statement pursuant to Section 2(a) hereof shall not be affected by the filing or effectiveness of the IPO Registration Statement; provided, however, that if the Company files the IPO Registration Statement before the filing or effective date of a Shelf Registration Statement and the Company is using commercially reasonable efforts to pursue the completion of such initial public offering, the Company shall have the right to defer such Shelf Registration Statement being declared effective by the Commission until up to sixty (60) days after the closing date of its initial public offering pursuant to the IPO Registration Statement; provided, further, that such closing date occurs on or before February 19, 2015. Notwithstanding any other provision in this Agreement to the contrary, if the Company files the IPO Registration Statement before the effective date of a Shelf Registration Statement and the deadline for causing such Shelf Registration Statement to be effective is after the sixty (60) day period immediately following the closing date of the Company’s initial public offering pursuant to the IPO Registration Statement, the Company shall cause such Shelf Registration Statement to be declared effective no later than sixty (60) days after the closing date of the Company’s initial public offering pursuant to the IPO Registration Statement. Notwithstanding any other provision in this Agreement to the contrary, nothing in this Section 2(b)(iv) shall affect the Company’s obligation to hold a Special Election Meeting as provided in Section 3 hereof.

3.              Section 3(a) of the Agreement shall be amended and replaced in its entirety with the following:

Trigger for Special Election Meeting.  Subject to Section 3(b) hereof, if a Registration Statement registering the resale of the Registrable Shares has not been declared effective by the Commission, and the Registrable Shares have not been listed for trading on a national securities exchange, on or before (i) February 20, 2015 or (ii) if the Company completes its initial public offering pursuant to the IPO Registration Statement on or prior to February 19, 2015, the date that is sixty (60) days after the completion of such initial public offering (each, the “Trigger Date”), a special meeting of the stockholders of the Company (the “Special Election Meeting”) shall be called in accordance with the Bylaws of the Company. The Special Election Meeting shall occur as soon as possible following the Trigger Date but in no event more than forty-five (45) days following the Trigger Date.

4.              This Amendment is an amendment to the Agreement, and in the event of any inconsistency, the terms of this Amendment shall prevail.  Except as expressly set forth herein, all of the remaining terms and conditions of the Agreement remain in full force and effect.

5.              THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, CONSISTENT WITH SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT.

6.              This Amendment may be executed by email or facsimile signature and in multiple counterparts, each of which will be deemed an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

SUTHERLAND ASSET MANAGEMENT CORPORATION

By:		/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

WATERFALL ASSET MANAGEMENT, LLC

By:		/s/ Thomas Capasse
Name: Thomas Capasse
Title: Authorized Person

SUTHERLAND REIT HOLDINGS, LP

By:		Waterfall Management, LLC, its general partner

	By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Authorized Person

SUTHERLAND OP HOLDINGS I, LTD.

By:		/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Authorized Person

SUTHERLAND OP HOLDINGS II, LTD.

By:		/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Authorized Person

Signature Page to Second Amendment to Registration Rights Agreement

WATERFALL VICTORIA FUND, LP

By:	Waterfall Management, LLC, its general partner

	By:	/s/ Thomas Capasse
Name: Thomas Capasse
Title: Authorized Person

WATERFALL VICTORIA FUND, LTD.

By:	/s/ Thomas Capasse
Name: Thomas Capasse
Title: Authorized Person

MANAGEMENT HOLDERS

/s/ Thomas E. Capasse
Thomas E. Capasse

/s/ Jack J. Ross
Jack J. Ross

/s/ Frederick C. Herbst
Frederick C. Herbst

Signature Page to Second Amendment to Registration Rights Agreement